SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014

American Heritage International Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55125	71-1052991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Tivoli Village, 410 South Rampart Rd, Ste 390 Las Vegas, Nevada	89145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-745-4338

______________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On May 14, 2014, we entered into a License and Distribution Agreement (the “License Agreement”) with American Heritage Europe GMBH to distribute our premium disposable electronic cigarettes within the countries of Germany, Austria and Switzerland. The one year agreement provides the German distributor with an exclusive right to distribute our products in the territories provided above. American Heritage Europe GMBH agreed to pay us 1,000,000 shares of its common stock once publicly listed in exchange for the license and we will receive a 20% fee on all gross orders made. American Heritage Europe GMBH also agreed to minimum performance requirements as set forth in the License Agreement.

On May 15, 2014, we issued a press release announcing the License Agreement with American Heritage Europe GMBH, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	License Agreement, dated May 14, 2014
99.2	Press Release dated May 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Heritage International Inc.

/s/ Anthony Sarvucci

Anthony Sarvucci

Chief Executive Officer

Date: May 16, 2014

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